Other Operating Income	12 Months Ended
Dec. 31, 2013
Other Operating Income
17.	OTHER OPERATING INCOME

For the years ended December 31, 2011, 2012 and 2013 the other operating income including $2,824, $1,124 and $2,121, respectively, which was primarily derived from rental income of office buildings, except for that for year ended December 31, 2011, other operating income also including $903 gain from disposal of other asset, and for year ended December 31, 2013, other operating income also including $659 gain from write off long term outstanding accounts and $301 gain from net off outstanding accounts with third party.

In 2010, the Group discussed with Guanghuan Xinwang Limited (“Guanghuan”) to sell a portion of the Group’s office building. On July 19, 2010, the Group jointly formed a company named Beijing Ruike Xinwang Limited (“Ruike”) in Beijing with a third party as designated by Guanghuan. The Group legally owned 70% equity interest of Ruike by injecting the portion of the office building with a carrying amount of $3,155, which the Group orally agreed to sell to Guanghuan. In January 2011, the Group signed the agreement with Guanghuan to sell the 70% equity interest in Ruike for a consideration of $4,058 in cash, from which a deposit of $2,773 was received as of December 31, 2010.

The Group considered the substance of the arrangement as a sale of the office building with carrying amount of $3,155 at a price of $4,058. The Group ceased recording depreciation expense of the office building in July 2010 and reclassified the carrying amount from the property, plant and equipment account to the other asset account on the balance sheet. The Group recorded a gain from disposal of other asset of $903 for the year ended December 31, 2011. The transaction was closed in 2011, with remaining payment of $1,193 received in February 2012.